UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2023

ORCHESTRA BIOMED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39421 (Commission File Number)	92-2038755 (IRS Employer Identification No.)

150 Union Square Drive
New Hope, Pennsylvania 18938
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (215) 862-5797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OBIO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 10, 2023, Orchestra BioMed Holdings, Inc. (the “Company,” “we,” or “our”) filed a registration statement on Form S-1 (the “Registration Statement”) to register under the Securities Act of 1933, as amended, the resale of certain shares of its common stock, par value $0.0001 per share (“Common Stock”), the resale of certain warrants to purchase Common Stock and the issuance of certain shares of Common Stock underlying warrants, as required by the terms of the Amended and Restated Registration Rights and Lock-Up Agreement it entered into on January 26, 2023 with certain investors. The Company did not file the Registration Statement as part of an effort to raise capital and is not seeking to raise additional capital at this time.

The Registration Statement includes, among other things, the following updated information:

As previously disclosed, the Company, on the one hand, and Terumo Corporation and its U.S. subsidiary, Terumo Medical Corporation (collectively, “Terumo”), on the other hand, have been negotiating mutually agreeable adjustments to the Company’s distribution agreement with Terumo (the “Terumo Agreement”) that could serve to restructure milestone payments as well as make other potential material modifications to the Terumo Agreement. Until we gain clarity on the likely outcome of such ongoing negotiations, our current expectation is that the initiation of the Virtue ISR-US pivotal study evaluating the efficacy and safety of our Virtue Sirolimus AngioInfusion Balloon (“Virtue SAB”) will be postponed until 2024. If negotiations are not completed to our satisfaction or to the satisfaction of Terumo, clinical study, product development, and commercialization plans for Virtue SAB may continue to be adversely impacted.

An updated copy of the slide presentation that the Company uses at investor and industry conferences and presentations is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Forward-Looking Statements

Certain statements included in this Current Report that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements relating to the timing of the Virtue ISR-US pivotal study. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; failure to realize the anticipated benefits of the business combination; risks related to regulatory approval of the Company’s product candidates; the timing of, and the Company’s ability to achieve, expected regulatory and business milestones; the impact of competitive products and product candidates; and the risk factors discussed under the heading “Item 1A. Risk Factors” in the Company’s quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 12, 2023, as updated by any risk factors disclosed under the heading “Item 1A. Risk Factors” in the Company’s subsequently filed quarterly reports on Form 10-Q.

The Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward-looking statements, which only speak as of the date of this Current Report. The Company does not plan and undertakes no obligation to update any of the forward-looking statements made herein, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Investor Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHESTRA BIOMED HOLDINGS, INC.

	By:	/s/ David Hochman
	Name:	David P. Hochman
	Title:	Chief Executive Officer

Date: October 10, 2023